                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 14, 2001
                                                   -----------------

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


               DELAWARE                                                                      77-0250147
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( State or other jurisdiction of               (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)

                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
                                                    --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On February 14, 2001, General Magic, Inc., the Registrant, issued a press release announcing that the company is streamlining operations and has reduced its workforce by approximately 20%. A copy of the press release is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No.                       Description

             99.1 Press release of the Registrant, dated February 14, 2001, announcing that the company is streamlining operations and has reduced its workforce by approximately 20%.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General Magic, Inc.


                                       By: /s/ MARY E. DOYLE
                                          --------------------------------------
February 21, 2001                         Mary E. Doyle
                                          General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
99.1              Press release of the Registrant, dated February 14, 2001,
                  announcing that the company is streamlining operations and has reduced its workforce by approximately 20%.